WARRANT  TO  PURCHASE 364,963 SHARES OF COMMON STOCK VOID  AFTER  5:00
P.M. NEW JERSEY TIME, ON FEBRUARY 7, 2001. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN AND WILL BE ISSUED IN TRANSACTIONS WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


NO. ______1_________                               364,963 SHARES


                            ENZON, INC.

     This certifies that, for value received, GFL Advantage Fund Ltd., the registered holder hereof, or assigns (the "WARRANTHOLDER") is entitled to purchase from Enzon, Inc., a Delaware corporation (the "COMPANY"), at any time on and after the earlier of the date the Registration Statement (filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 2(a) of a certain Registration Rights Agreement of even date herewith by and among the parties hereto) is declared effective by the SEC or seventy
(70) days from the date of issuance of this Warrant and before 5:00 p.m., New Jersey time, on February 7, 2001 (the "TERMINATION DATE"), at the purchase price of $4.11 per share (the "EXERCISE PRICE"), the number of shares of Common Stock, par value $.01 per share (the "COMMON STOCK"), of the Company set forth above (the "WARRANT STOCK"); PROVIDED, HOWEVER, that in no event shall the Warrantholder be entitled to exercise this Warrant if, after giving effect to such exercise, the number of shares of Common Stock beneficially owned by the Warrantholder and all other holders of Common Stock whose holdings would be aggregated with the Warrantholder for purposes of calculating beneficial ownership in accordance with Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder ("SECTIONS 13(D) AND 16"), including without limitation any person serving as an adviser to any holder (collectively, the "RELATED PERSONS"), would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16). The Common Stock issuable upon conversion of shares of the Company's preferred stock or exercise of warrants for the purchase of Common Stock held by the Warrantholder or the Related Persons shall not be deemed to be beneficially owned by the Warrantholder or such Related Persons for this purpose. The number of shares of Warrant Stock, the Termination Date and the Exercise Price per share of this Warrant shall be subject to adjustment from time to time as set forth below.
SECTION I.  TRANSFER OR EXCHANGE OF WARRANT

     The Company shall be entitled to treat the Warrantholder as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. This Warrant shall be transferable only on the books of the Company, maintained at its principal office, upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate or Certificates to the persons entitled thereto.

SECTION II.  TERM OF WARRANT; EXERCISE OF WARRANTS

     A. TERMINATION. The Company may, in its sole discretion, extend the Termination Date with respect to the exercise of this Warrant upon notice to the Warrantholder. As used herein, "TERMINATION DATE" shall be deemed to include any such extensions.

     B. EXERCISE. This Warrant shall be exercised by surrender to the Company, at its principal office, of this Warrant Certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Warrant Stock in respect of which this Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check.

     C. WARRANT CERTIFICATE. Subject to Section III hereof, upon such surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the Warrantholder, by the second trading day after exercise, a certificate or certificates for the number of full shares of Warrant Stock so purchased upon the exercise of such Warrant, together with cash, as provided in Section VI hereof, in respect of any fractional shares of Warrant Stock otherwise issuable upon such surrender. Such certificate or certificates representing the Warrant Stock shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock as of the date of receipt by the Company of this Warrant Certificate and payment of the Exercise Price as aforesaid; PROVIDED, HOWEVER, that if, at the date of surrender of this Warrant Certificate and payment of the Exercise Price, the transfer books for the Warrant Stock or other class of stock purchasable upon the exercise of this Warrant shall be closed, the certificate or certificates for the shares of Warrant Stock in respect of which this Warrant is then exercised shall be deemed issuable as of the date on which such books shall next be opened (whether before or after the Termination Date) and until such date the Company shall be under no duty to deliver any certificate for such shares of Warrant Stock; PROVIDED FURTHER, HOWEVER, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty
(20) days. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part, and, in the event that this Warrant is exercised in respect of fewer than all of the shares of Warrant Stock purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall deliver the new Warrant Certificate or Certificates pursuant to the provisions of this Section.

SECTION III.  PAYMENT OF TAXES

     The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the shares of Warrant Stock upon the exercise of this Warrant; provided, however, that the Warrantholder shall pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of Warrant Certificates or the certificates for the shares of Warrant Stock in a name other than that of the Warrantholder in respect of which this Warrant or shares of Warrant Stock are issued.

SECTION IV.  MUTILATED OR MISSING WARRANT CERTIFICATES

     In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver, in exchange and substitution for and upon cancellation of this certificate if mutilated, or in lieu of and in substitution for this certificate if lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and indemnity, if requested, also reasonably satisfactory to the Company.

SECTION V.  RESERVATION OF SHARES OF WARRANT STOCK.

     There has been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose.

SECTION VI.  FRACTIONAL SHARES.

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Exercise Price then in effect.

SECTION VII.  ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.

     A. COMPUTATION OF ADJUSTED EXERCISE PRICE. Except as hereinafter provided, in case the Company shall at any time after the date hereof (i) issue or sell any shares of Common Stock (except in those instances referred to in subsection F of this Section VII), including shares held in the Company's treasury and shares issued upon the exercise of any option, rights or warrants (with the exception of this Warrant and any other options, warrants and convertible securities outstanding on the date hereof, and without duplicating any adjustments pursuant to clause (ii) below) and shares issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (with the exception of the Company's Series A Cumulative Convertible Preferred Stock and Series B Convertible Preferred Stock (collectively, the "PREFERRED STOCK"), and without duplicating any adjustments pursuant to clause (ii) below) for a consideration per share less than the Market Price (as hereinafter defined) on the trading day immediately prior to the date of issuance or sale of such share or without consideration, or (ii) issue any rights, options or warrants to subscribe for or purchase or otherwise acquire Common Stock (the "OPTION SECURITIES") or any evidences of indebtedness, shares of stock or other securities (other than the Preferred Stock) which are convertible into or exchangeable, with or without payment of consideration, for shares of Common Stock (the "CONVERTIBLE SECURITIES"), whether or not the right to exercise such Option Securities or to convert or exchange such Convertible Securities is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence of some other event, or both, for a consideration per share of Common Stock (calculated in accordance with subsections A(iii) and A(iv) of this Article VII) less than the Market Price on the trading day immediately prior to the date of issuance of such Option Securities or Convertible Securities, then forthwith upon such issuance or sale the Exercise Price shall (until another such issuance or sale) be reduced to a price (calculated to the nearest full cent) determined by multiplying the Exercise Price immediately prior to such issuance or sale by a fraction, the numerator of which is an amount equal to the sum of (X) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by the Market Price in effect immediately prior to such issuance or sale, plus (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, and the denominator of which is the Market Price in effect immediately prior to such issuance or sale multiplied by the total number of shares of Common Stock outstanding immediately after such issuance or sale; PROVIDED, HOWEVER, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by subsection B of this Section VII.

     For the purposes of any computation to be made in accordance with this subsection A, the following provisions shall be applicable:

          (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of the cash received by the Company for such shares (or, if shares are offered by the Company for subscription, the subscription price, or, if sold to underwriters or dealers the public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

          (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

          (iii)In case of the issuance of Convertible Securities (other than the Convertible Securities described in (iv) below), the aggregate consideration received therefor shall be deemed to be the consideration, if any, received by the Company for the issuance of such Convertible Securities, plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof.

          (iv) In the case of the issuance of Option Securities, the aggregate consideration received therefor shall be deemed to be the consideration, if any, received by the Company for the issuance of such Option Securities, plus the additional minimum consideration, if any, to be received by the Company upon the exercise thereof.

          (v) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

          (vi) The reclassification of securities of the Company, other than shares of Common Stock into securities including shares of Common Stock, shall be deemed to involve the issuance of such shares for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares shall be determined as provided in subsection (ii) of this subsection A.

          (vii) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

          "MARKET PRICE," as of any date, (i) means the average of the last reported sale prices for the shares of Common Stock as reported by National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ-NMS") for the five consecutive trading days ending on such date, or (ii) if the NASDAQ-NMS is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period, or
(iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined in good faith by the Board of Directors of the Company.
     B. SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in case of combination.

     C. ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section VII, the number of shares of Warrant Stock issuable upon the exercise of this Warrant shall be adjusted to the nearest full share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     D. RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or substantially all of the property of the Company, the Warrantholder shall thereafter have the right to purchase upon the exercise of this Warrant the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Warrantholder were the owner of the shares of Warrant Stock underlying this Warrant immediately prior to any such events at the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Warrantholder had exercised this Warrant.

     E. SPECIAL ADJUSTMENT. If the purchase price provided for in any Option Securities, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change, or if any Option Securities or Convertible Securities terminate in whole or in part without being exercised, converted or exchanged, the Exercise Price in effect at the time of such event shall forthwith be readjusted. The Exercise Price shall be adjusted to that amount which would have been in effect at such time had such Option Securities or Convertible Securities outstanding at such time initially been granted, issued or sold and the Exercise Price initially adjusted as provided in subsection A of this Article VII, except that the minimum amount of additional consideration payable and the total maximum number of shares issuable shall be determined after giving effect to such event (and any prior event or events).

     F. NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

          (i) Upon the issuance or sale of this Warrant or the shares of Warrant Stock issuable upon the exercise of this Warrant, or the issuance or sale of the Preferred Stock, or upon the issuance of shares of Common Stock in connection with the conversion of such Preferred Stock, or the issuance of shares of Common Stock pursuant to Section 2(c) of the Registration Rights Agreement of even date herewith by and among the Company and the Buyer and pursuant to Section 2(b) of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company;

          (ii) Upon the issuance of options, or shares upon the exercise thereof, pursuant to the Company's Non-Qualified Stock Option Plan, or any amendment or successor plan thereto;

          (iii) If the amount of said adjustment shall be less than one cent ($.01) per share; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with any adjustment so carried forward, shall amount to at least one cent ($.01) per Share;

          (iv) Upon the issuance or sale of shares of Common Stock or securities which are exercisable or convertible into shares of Common Stock to employees of the Company or its affiliates, under an Employee Stock Purchase Plan;

          (v) Upon the issuance of any Option Securities or the issuance of shares of Common Stock upon the exercise thereof, where such Option Security was issued for a consideration price per share of Common Stock initially deliverable upon exercise of such Option Security equal to or greater than the Market Price in effect immediately prior to the issuance or sale of such Option Security;

          (vi) Upon the issuance of Convertible Securities where the conversion price is equal to or greater than the Market Price in effect immediately prior to the issuance of such Convertible Securities;

          (vii)Upon the issuance of Common Stock to non-management directors of the Company in an amount up to Fourteen Thousand Dollars ($14,000) per such director per year, based upon such method of valuation as may be established from time to time by the Company's Board of Directors in its reasonable discretion; or

          (viii)Upon the issuance of an aggregate of up to Three Million Dollars ($3,000,000) of Common Stock or securities which are exercisable or convertible into Common Stock at a discount to the Market Price as of the date of such issuance that does not exceed twenty percent (20%).

SECTION VIII.  NOTICES TO WARRANTHOLDERS.

          So long as this Warrant shall be outstanding and unexercised (a) if the Company shall pay any dividend or make any distribution upon the Common Stock or (b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Warrantholder, at least ten (10) days prior to the date specified in (i) or
(ii) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend or distribution, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. Additionally, so long as this Warrant shall be outstanding and unexercised, if the Company shall make any adjustment to the Exercise Price, the Company shall cause to be delivered to the Warrantholder, within twenty (20) days after the date of such adjustment, a notice containing a description of the calculations pertaining to such adjustment and stating the date on which the adjustment to the Exercise Price became effective.

SECTION IX.   DELIVERY OF NOTICES.

          Any notice pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, (a) if to the Company, to it at 20 Kingsbridge Road, Piscataway, New Jersey 08854, Attention: Corporate Secretary and (b) if to the Warrantholder to it at the address set forth on the signature page hereto. Each party hereto may from time to time change the address to which such party's notices are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

SECTION X.  SUCCESSORS.

          All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION XI. APPLICABLE LAW.

          This Warrant shall be deemed to be a contract made under the laws of the State of Delaware applicable to agreements made and to be performed entirely in Delaware and for all purposes shall be construed in accordance with the internal laws of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION XII.  BENEFITS OF THIS AGREEMENT

          Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

          IN WITNESS WHEREOF, the parties hereto have executed this Warrant Certificate or caused this Warrant Certificate to be duly executed as of the 7th day of February, 1996.

                              ENZON, INC.

                              By:/S/ PETER G. TOMBROS
                                   Name: Peter G. Tombros
                                   Title:President and CEO

                              GFL ADVANTAGE FUND, LTD.


                              By:/S/ A.P. DE GROOT
                                   Name:A.P. De Groot
                                   Title:President


                              Address of Warrantholder:

                              Genesee Fund Limited
                              CITCO Building
                              Wickhams Cay
                              P.O. Box 662
                              Road Town, Tortola
                              British Virgin Islands

                              Administrator
                              Curacao International Trust Co. N.V.
                              Kaya Flamboyan 9
                              P.O. Box 812
                              Curacao, Netherland Antilles

                              GFL PERFORMANCE FUND LTD.


                              By:/S/ A.P. DE GROOT
                                   Name:A.P. De Groot
                                   Title:President

                              Address of Warrantholder:

                              Genesee Fund Limited
                              CITCO Building
                              Wickhams Cay
                              P.O. Box 662
                              Road Town, Tortola
                              British Virgin Islands

                              Administrator
                              Curacao International Trust Co. N.V.
                              Kaya Flamboyan 9
                              P.O. Box 812
                              Curacao, Netherland Antilles

                           PURCHASE FORM


          The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of _____ shares of Common Stock, par value $.01 per share, of Enzon, Inc., and hereby makes payment of $__________ in payment of the actual exercise price thereof.





                              [__________________________]



                              By:________________________________
                                   Name:
                                   Title:



                              Employer Taxpayer
                                   Identification Number:

                              Address for delivery of Stock
                              Certificate:

                          ASSIGNMENT FORM




          FOR VALUED RECEIVED, ______________________ hereby sells, assigns and transfers unto _____________________________ address
___________________ the right to purchase Common Stock, par value $.01 per share, of Enzon, Inc., represented by this Warrant Certificate to the extent of _______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________, to transfer the same on the books of the Company with full power of substitution in the premises.



_____________________
Signature


Dated:   _______, ____

                              Notice: The signature of this assignment must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE GUARANTEED:


__________________________

          WARRANT TO PURCHASE 273,723 SHARES OF COMMON STOCK VOID AFTER 5:00 P.M. NEW JERSEY TIME, ON FEBRUARY 7, 2001. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN AND WILL BE ISSUED IN TRANSACTIONS WHICH HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


NO. _______2________                               273,723 SHARES


                            ENZON, INC.

          This certifies that, for value received, GFL Performance Fund Ltd., the registered holder hereof, or assigns (the "WARRANTHOLDER") is entitled to purchase from Enzon, Inc., a Delaware corporation (the "COMPANY"), at any time on and after the earlier of the date the Registration Statement (filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 2(a) of a certain Registration Rights Agreement of even date herewith by and among the parties hereto) is declared effective by the SEC or seventy (70) days from the date of issuance of this Warrant and before 5:00 p.m., New Jersey time, on February 7, 2001 (the "TERMINATION DATE"), at the purchase price of $4.11 per share (the "EXERCISE PRICE"), the number of shares of Common Stock, par value $.01 per share (the "COMMON STOCK"), of the Company set forth above (the "WARRANT STOCK"); PROVIDED, HOWEVER, that in no event shall the Warrantholder be entitled to exercise this Warrant if, after giving effect to such exercise, the number of shares of Common Stock beneficially owned by the Warrantholder and all other holders of Common Stock whose holdings would be aggregated with the Warrantholder for purposes of calculating beneficial ownership in accordance with Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder ("SECTIONS 13(D) AND 16"), including without limitation any person serving as an adviser to any holder (collectively, the "RELATED PERSONS"), would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16). The Common Stock issuable upon conversion of shares of the Company's preferred stock or exercise of warrants for the purchase of Common Stock held by the Warrantholder or the Related Persons shall not be deemed to be beneficially owned by the Warrantholder or such Related Persons for this purpose. The number of shares of Warrant Stock, the Termination Date and the Exercise Price per share of this Warrant shall be subject to adjustment from time to time as set forth below.

SECTION I.  TRANSFER OR EXCHANGE OF WARRANT

          The Company shall be entitled to treat the Warrantholder as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. This Warrant shall be transferable only on the books of the Company, maintained at its principal office, upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate or Certificates to the persons entitled thereto.

SECTION II.  TERM OF WARRANT; EXERCISE OF WARRANTS

          A. TERMINATION. The Company may, in its sole discretion, extend the Termination Date with respect to the exercise of this Warrant upon notice to the Warrantholder. As used herein, "TERMINATION DATE" shall be deemed to include any such extensions.

          B. EXERCISE. This Warrant shall be exercised by surrender to the Company, at its principal office, of this Warrant Certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Warrant Stock in respect of which this Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check.

          C. WARRANT CERTIFICATE. Subject to Section III hereof, upon such surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the Warrantholder, by the second trading day after exercise, a certificate or certificates for the number of full shares of Warrant Stock so purchased upon the exercise of such Warrant, together with cash, as provided in Section VI hereof, in respect of any fractional shares of Warrant Stock otherwise issuable upon such surrender. Such certificate or certificates representing the Warrant Stock shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock as of the date of receipt by the Company of this Warrant Certificate and payment of the Exercise Price as aforesaid; PROVIDED, HOWEVER, that if, at the date of surrender of this Warrant Certificate and payment of the Exercise Price, the transfer books for the Warrant Stock or other class of stock purchasable upon the exercise of this Warrant shall be closed, the certificate or certificates for the shares of Warrant Stock in respect of which this Warrant is then exercised shall be deemed issuable as of the date on which such books shall next be opened (whether before or after the Termination Date) and until such date the Company shall be under no duty to deliver any certificate for such shares of Warrant Stock; PROVIDED FURTHER, HOWEVER, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty
(20) days. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part, and, in the event that this Warrant is exercised in respect of fewer than all of the shares of Warrant Stock purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall deliver the new Warrant Certificate or Certificates pursuant to the provisions of this Section.

SECTION III.  PAYMENT OF TAXES

          The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the shares of Warrant Stock upon the exercise of this Warrant; provided, however, that the Warrantholder shall pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of Warrant Certificates or the certificates for the shares of Warrant Stock in a name other than that of the Warrantholder in respect of which this Warrant or shares of Warrant Stock are issued.

SECTION IV.  MUTILATED OR MISSING WARRANT CERTIFICATES

          In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver, in exchange and substitution for and upon cancellation of this certificate if mutilated, or in lieu of and in substitution for this certificate if lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and indemnity, if requested, also reasonably satisfactory to the Company.

SECTION V.  RESERVATION OF SHARES OF WARRANT STOCK.

          There has been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose.

SECTION VI.  FRACTIONAL SHARES.

          No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Exercise Price then in effect.

SECTION VII.  ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.

          A. COMPUTATION OF ADJUSTED EXERCISE PRICE. Except as hereinafter provided, in case the Company shall at any time after the date hereof (i) issue or sell any shares of Common Stock (except in those instances referred to in subsection F of this Section VII), including shares held in the Company's treasury and shares issued upon the exercise of any option, rights or warrants (with the exception of this Warrant and any other options and warrants outstanding on the date hereof, and without duplicating any adjustments pursuant to clause (ii) below) and shares issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (with the exception of the Company's Series A Cumulative Convertible Preferred Stock and Series B Convertible Preferred Stock (collectively, the "PREFERRED STOCK"), and without duplicating any adjustments pursuant to clause (ii) below) for a consideration per share less than the Market Price (as hereinafter defined) on the trading day immediately prior to the date of issuance or sale of such share or without consideration, or (ii) issue any rights, options or warrants to subscribe for or purchase or otherwise acquire Common Stock (the "OPTION SECURITIES") or any evidences of indebtedness, shares of stock or other securities (other than the Preferred Stock) which are convertible into or exchangeable, with or without payment of consideration, for shares of Common Stock (the "CONVERTIBLE SECURITIES"), whether or not the right to exercise such Option Securities or to convert or exchange such Convertible Securities is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence of some other event, or both, for a consideration per share of Common Stock (calculated in accordance with subsections A(iii) and A(iv) of this Article VII) less than the Market Price on the trading day immediately prior to the date of issuance of such Option Securities or Convertible Securities, then forthwith upon such issuance or sale the Exercise Price shall (until another such issuance or sale) be reduced to a price (calculated to the nearest full cent) determined by multiplying the Exercise Price immediately prior to such issuance or sale by a fraction, the numerator of which is an amount equal to the sum of (X) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by the Market Price in effect immediately prior to such issuance or sale, plus (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, and the denominator of which is the Market Price in effect immediately prior to such issuance or sale multiplied by the total number of shares of Common Stock outstanding immediately after such issuance or sale; PROVIDED, HOWEVER, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by subsection B of this Section VII.

          For the purposes of any computation to be made in accordance with this subsection A, the following provisions shall be applicable:

               (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of the cash received by the Company for such shares (or, if shares are offered by the Company for subscription, the subscription price, or, if sold to underwriters or dealers the public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

               (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

               (iii)In case of the issuance of Convertible Securities (other than the Convertible Securities described in (iv) below), the aggregate consideration received therefor shall be deemed to be the consideration, if any, received by the Company for the issuance of such Convertible Securities, plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof.

               (iv) In the case of the issuance of Option Securities, the aggregate consideration received therefor shall be deemed to be the consideration, if any, received by the Company for the issuance of such Option Securities, plus the additional minimum consideration, if any, to be received by the Company upon the exercise thereof.

               (v) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

               (vi) The reclassification of securities of the Company, other than shares of Common Stock into securities including shares of Common Stock, shall be deemed to involve the issuance of such shares for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares shall be determined as provided in subsection (ii) of this subsection A.

               (vii) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

               "MARKET PRICE," as of any date, (i) means the average of the last reported sale prices for the shares of Common Stock as reported by National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ-NMS") for the five consecutive trading days ending on such date, or (ii) if the NASDAQ-NMS is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined in good faith by the Board of Directors of the Company.

          B. SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in case of combination.

          C. ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section VII, the number of shares of Warrant Stock issuable upon the exercise of this Warrant shall be adjusted to the nearest full share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          D. RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or substantially all of the property of the Company, the Warrantholder shall thereafter have the right to purchase upon the exercise of this Warrant the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Warrantholder were the owner of the shares of Warrant Stock underlying this Warrant immediately prior to any such events at the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Warrantholder had exercised this Warrant.

          E. SPECIAL ADJUSTMENT. If the purchase price provided for in any Option Securities, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change, or if any Option Securities or Convertible Securities terminate in whole or in part without being exercised, converted or exchanged, the Exercise Price in effect at the time of such event shall forthwith be readjusted. The Exercise Price shall be adjusted to that amount which would have been in effect at such time had such Option Securities or Convertible Securities outstanding at such time initially been granted, issued or sold and the Exercise Price initially adjusted as provided in subsection A of this Article VII, except that the minimum amount of additional consideration payable and the total maximum number of shares issuable shall be determined after giving effect to such event (and any prior event or events).

          F. NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

               (i) Upon the issuance or sale of this Warrant or the shares of Warrant Stock issuable upon the exercise of this Warrant, or the issuance or sale of the Preferred Stock, or upon the issuance of shares of Common Stock in connection with the conversion of such Preferred Stock, or the issuance of shares of Common Stock pursuant to Section 2(c) of the Registration Rights Agreement of even date herewith by and among the Company and the Buyer and pursuant to Section 2(b) of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company;

               (ii) Upon the issuance of options, or shares upon the exercise thereof, pursuant to the Company's Non-Qualified Stock Option Plan, or any amendment or successor plan thereto;

               (iii) If the amount of said adjustment shall be less than one cent ($.01) per share; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with any adjustment so carried forward, shall amount to at least one cent ($.01) per Share;

               (iv) Upon the issuance or sale of shares of Common Stock or securities which are exercisable or convertible into shares of Common Stock to employees of the Company or its affiliates, under an Employee Stock Purchase Plan;

               (v) Upon the issuance of any Option Securities or the issuance of shares of Common Stock upon the exercise thereof, where such Option Security was issued for a consideration price per share of Common Stock initially deliverable upon exercise of such Option Security equal to or greater than the Market Price in effect immediately prior to the issuance or sale of such Option Security;

               (vi) Upon the issuance of Convertible Securities where the conversion price is equal to or greater than the Market Price in effect immediately prior to the issuance of such Convertible Securities;

               (vii)Upon the issuance of Common Stock to non-management directors of the Company in an amount up to Fourteen Thousand Dollars ($14,000) per such director per year, based upon such method of valuation as may be established from time to time by the Company's Board of Directors in its reasonable discretion; or

               (viii)Upon the issuance of an aggregate of up to Three Million Dollars ($3,000,000) of Common Stock or securities which are exercisable or convertible into Common Stock at a discount to the Market Price as of the date of such issuance that does not exceed twenty percent (20%).

SECTION VIII.  NOTICES TO WARRANTHOLDERS.

          So long as this Warrant shall be outstanding and unexercised (a) if the Company shall pay any dividend or make any distribution upon the Common Stock or (b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Warrantholder, at least ten (10) days prior to the date specified in (i) or
(ii) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend or distribution, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. Additionally, so long as this Warrant shall be outstanding and unexercised, if the Company shall make any adjustment to the Exercise Price, the Company shall cause to be delivered to the Warrantholder, within twenty (20) days after the date of such adjustment, a notice containing a description of the calculations pertaining to such adjustment and stating the date on which the adjustment to the Exercise Price became effective.

SECTION IX.   DELIVERY OF NOTICES.

          Any notice pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, (a) if to the Company, to it at 20 Kingsbridge Road, Piscataway, New Jersey 08854, Attention: Corporate Secretary and (b) if to the Warrantholder to it at the address set forth on the signature page hereto. Each party hereto may from time to time change the address to which such party's notices are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

SECTION X.  SUCCESSORS.

          All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION XI. APPLICABLE LAW.

          This Warrant shall be deemed to be a contract made under the laws of the State of Delaware applicable to agreements made and to be performed entirely in Delaware and for all purposes shall be construed in accordance with the internal laws of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION XII.  BENEFITS OF THIS AGREEMENT

          Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

          IN WITNESS WHEREOF, the parties hereto have executed this Warrant Certificate or caused this Warrant Certificate to be duly executed as of the 7th day of February, 1996.

                              ENZON, INC.

                              By:/S/ PETER G. TOMBROS
                                   Name:Peter G. Tombros
                                   Title:President and CEO

                              GFL ADVANTAGE FUND, LTD.


                              By:/S/ A.P. DE GROOT
                                   Name:A.P. De Groot
                                   Title:President


                              Address of Warrantholder:

                              Genesee Fund Limited
                              CITCO Building
                              Wickhams Cay
                              P.O. Box 662
                              Road Town, Tortola
                              British Virgin Islands

                              Administrator
                              Curacao International Trust Co. N.V.
                              Kaya Flamboyan 9
                              P.O. Box 812
                              Curacao, Netherland Antilles

                              GFL PERFORMANCE FUND LTD.


                              By:/S/ A.P. DE GROOT
                                   Name:A.P. De Groot
                                   Title:President

                              Address of Warrantholder:

                              Genesee Fund Limited
                              CITCO Building
                              Wickhams Cay
                              P.O. Box 662
                              Road Town, Tortola
                              British Virgin Islands

                              Administrator
                              Curacao International Trust Co. N.V.
                              Kaya Flamboyan 9
                              P.O. Box 812
                              Curacao, Netherland Antilles

                           PURCHASE FORM


          The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of _____ shares of Common Stock, par value $.01 per share, of Enzon, Inc., and hereby makes payment of $__________ in payment of the actual exercise price thereof.





                              [__________________________]



                              By:________________________________
                                   Name:
                                   Title:



                              Employer Taxpayer
                                   Identification Number:

                              Address for delivery of Stock
                              Certificate:

                          ASSIGNMENT FORM




          FOR VALUED RECEIVED, ______________________ hereby sells, assigns and transfers unto _____________________________ address
___________________ the right to purchase Common Stock, par value $.01 per share, of Enzon, Inc., represented by this Warrant Certificate to the extent of _______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________, to transfer the same on the books of the Company with full power of substitution in the premises.



_____________________
Signature


Dated:   _______, ____

                              Notice: The signature of this assignment must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE GUARANTEED:


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